UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1161 Mission Street Suite LL San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

(888) 669-4885

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 17, 2020, Augmedix, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended September 30, 2020. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 9, 2020 by the Company, on October 6, 2020, the Company sold 8,472,186 shares of common stock pursuant to an initial closing of a private placement offering for up to 10,000,000 shares of common stock (plus up to an additional 1,666,667 shares of common stock to cover over-subscriptions in the event the private placement offering is over-subscribed) at a purchase price of $3.00 per share (the “Offering”).

On November 13, 2020, the Company sold 666,667 additional shares of our common stock pursuant to an additional closing of the Offering (the “Additional Closing”). The aggregate gross proceeds from the Additional Closing were $2 million (before deducting placement agent fees and expenses of the additional closing of the Offering, which are estimated at $0.16 million). In connection with the Additional Closing, the placement agents will also receive  a warrant to purchase 53,333 shares of our common stock.

The Additional Closing was exempt from registration under Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the additional closing of the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Date: November 17, 2020	By:	/s/ Emmanuel Krakaris
Emmanuel Krakaris
President, Chief Executive Officer, Secretary and Director

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